Exhibit 32.1

CERTIFICATION OF THE

PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Proptech Investment Corporation II (the “Company”) for the annual period ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas D. Hennessy, Co-Chief Executive Officer and President of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 9, 2022	/s/ Thomas D. Hennessy
Thomas D. Hennessy
Co-Chief Executive Officer and President (Co-Principal Executive Officer)